Preliminary Structural and Collateral Term Sheet $1,300,000,000 (approximate) of Senior Certificates J.P. Morgan Mortgage Trust 2006-S2 Mortgage Pass-Through Certificates, Series 2006-S2 06/07/2006
Features of the Transaction	Preliminary Mortgage Pool Data – 30 Year

-

Offering consists of approximately $1.3bn of Senior Certificates expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody's, Fitch, DBRS

-

The Amount of Senior Certificates is approximate and may vary.

-

Multiple pools of Mortgage Loans will collateralize the transaction.

-

The Credit Support for the Senior Certificates of Pools 1, 2, & 3 is Cross-Collateralized, with respect to losses

Pool 1

Pool 1

Pool 1

Aggregate

SubGroup1

SubGroup2

Collateral Type

30Yr

5.0% Pass-Thru

5.5% Pass-Thru

Outstanding Principal Balance

738,557,951

42,353,618

161,481,380

Number of Mortgage Loans

2013

238

795

Average Original Balance

368,911

369,550

373,507

Weighted Average Gross Coupon

6.217%

5.440%

5.816%

Weighted Average Maturity

354

350

352

Weighted Average Seasoning

5

9

7

Weighted Average Loan-to-Value

69%

64%

68%

Weighted Average FICO Score

735

752

744

Geographic Distribution

CA(20%),NY(15%)

CA(29%),VA(26%)

CA(20%),NY(14%)

Owner Occupied

92%

98%

92%

Purpose-Cash Out

33%

51%

31%

Conforming

36%

45%

40%

Interest Only

25%

9%

17%

Primary Servicer

Chase (81%)

US Central(56%)

Chase Mortgage(78%)

Other Servicers

Chase (39%)

US Central(10%)

Pool 1

Pool 1

SubGroup3

SubGroup4

Collateral Type

6.0% Pass-Thru

6.5% Pass-Thru

Outstanding Principal Balance

337,940,312

196,696,254

Number of Mortgage Loans

1497

1022

Average Original Balance

378,783

355,597

Weighted Average Gross Coupon

6.289%

6.589%

Weighted Average Maturity

355

356

Weighted Average Seasoning

4

3

Weighted Average Loan-to-Value

70%

72%

Weighted Average FICO Score

734

724

Geographic Distribution

CA(21%),NY(17%)

NY(17%),CA(15%)

Owner Occupied

92%

92%

Purpose-Cash Out

31%

34%

Conforming

29%

43%

Interest Only

25%

34%

Primary Servicer

Chase Mortgage(83%)

Chase Mortgage(88%)

Key Terms

Issuer:

J.P. Morgan Mortgage Trust

Underwriter:

J.P. Morgan Securities, Inc.

Depositor:

J.P. Morgan Acceptance Corp. I

Master Servicer:

Wells Fargo

Trustee:

U.S. Bank National Assoc.

Type of Issuance:

Public

Servicer Advancing:

Yes, Subject to Recoverability.

Compensating Interest:

Paid, But Capped.

Clean-Up Call / Optional Termination:

5% clean-up call

Legal Investment:

The Senior Certificates are

SMEEA Eligible at Settlement.

ERISA Eligible:

The Senior Certificates are

ERISA eligible subject to limitations set

forth in the final prospectus supplement.

Tax Treatment:

REMIC

Structure:

Senior/Subordinate w/ Shifting Interest

and Subordinate Certificate Prepayment Lockout

Expected Subordination Level

3.50% +/- 0.75%

Rating Agencies:

2 of S&P, Moody’s, Fitch, DBRS

Registration:

Senior Certificates - DTC

Time Table (approximate)	JPMSI Whole Loan Trading Desk
Expected Settlement 6/30/06 Cut-Off Date 6/1/06 First Distribution Date 7/25/06 Distribution Date 25th or Next Business Day ___________________	John Horner Dan Lonski Eric Norquist 212-834-2499 Ruslan Margolin Marc Simpson Bridget Byrnes

Preliminary Structural and Collateral Term Sheet $1,300,000,000 (approximate) of Senior Certificates J.P. Morgan Mortgage Trust 2006-S2 Mortgage Pass-Through Certificates, Series 2006-S2 06/07/2006
Features of the Transaction	Preliminary Mortgage Pool Data – 15 Year

-

Offering consists of approximately $1.3bn of Senior Certificates expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody's, Fitch, DBRS

-

The Amount of Senior Certificates is approximate and may vary.

-

Multiple pools of Mortgage Loans will collateralize the transaction.

-

The Credit Support for the Senior Certificates of Pools 1, 2, & 3 is Cross-Collateralized, with respect to losses

Pool 2

Pool 2

Pool 2

Aggregate

SubGroup1

SubGroup2

Collateral Type

15Yr

5.0% Pass-Thru

5.875% Pass-Thru

Outstanding Principal Balance

207,453,326

60,625,740

146,824,978

Number of Mortgage Loans

406

289

400

Average Original Balance

521,285

563,904

523,204

Weighted Average Gross Coupon

5.879%

5.640%

5.978%

Weighted Average Maturity

174

173

175

Weighted Average Seasoning

5

6

5

Weighted Average Loan-to-Value

64%

64%

64%

Weighted Average FICO Score

744

748

742

Geographic Distribution

CA(25%),FL(12%)

CA(23%),FL(10%)

CA(26%),FL(13%)

Owner Occupied

81%

77%

83%

Purpose-Cash Out

36%

33%

37%

Conforming

10%

18%

8%

Interest Only

3%

2%

3%

Primary Servicer

Countrywide (63%)

Countrywide (57%)

Countrywide (65%)

Other Servicers

Chase (25%)

Chase (26%)

Chase (25%)

Key Terms	Preliminary Mortgage Pool Data – Chase 30 Year

ssuer:

J.P. Morgan Mortgage Trust

Underwriter:

J.P. Morgan Securities, Inc.

Depositor:

J.P. Morgan Acceptance Corp. I

Master Servicer:

Wells Fargo

Trustee:

U.S. Bank National Assoc.

Type of Issuance:

Public

Servicer Advancing:

Yes, Subject to Recoverability.

Compensating Interest:

Paid, But Capped.

Clean-Up Call / Optional Termination:

5% clean-up call

Legal Investment:

The Senior Certificates are

SMEEA Eligible at Settlement.

ERISA Eligible:

The Senior Certificates are

ERISA eligible subject to limitations set

forth in the final prospectus supplement.

Tax Treatment:

REMIC

Structure:

Senior/Subordinate w/ Shifting Interest

and Subordinate Certificate Prepayment Lockout

Expected Subordination Level

3.50% +/- 0.75%

Rating Agencies:

2 of S&P, Moody’s, Fitch, DBRS

Registration:

Senior Certificates - DTC

Pool 3

Pool 1

Pool 1

Aggregate

SubGroup3

SubGroup4

Collateral Type

Chase 30 Yr

6.0% Pass-Thru

6.5% Pass-Thru

Outstanding Principal Balance

384,211,010

163,619,408

220,591,602

Number of Mortgage Loans

599

464

561

Average Original Balance

642,063

653,114

640,782

Weighted Average Gross Coupon

6.547%

6.432%

6.632%

Weighted Average Maturity

359

359

359

Weighted Average Seasoning

1

1

1

Weighted Average Loan-to-Value

70%

69%

71%

Weighted Average FICO Score

744

747

742

Geographic Distribution

CA(36%),NY(21%)

CA(21%),NY(17%)

CA(37%),NY(18%)

Owner Occupied

94%

94%

93%

Purpose-Cash Out

34%

32%

36%

Conforming

0%

0%

0%

Interest Only

14%

12%

16%

Primary Servicer

Chase (100%)

Chase (100%)

Chase (100%)

Time Table (approximate)	JPMSI Whole Loan Trading Desk
Expected Settlement 6/30/06 Cut-Off Date 6/1/06 First Distribution Date 7/25/06 Distribution Date 25th or Next Business Day ___________________	John Horner Dan Lonski Eric Norquist 212-834-2499 Ruslan Margolin Marc Simpson Bridget Byrnes

Deal Summary Report	jpmmt06s2_p1_arb1
Assumptions	Collateral
Settlement 30-Jun-2006	Prepay	300 CPR	Balance	WAC WAM Age	WAL	Dur
1st Pay Date 25-Jul-2006	Default	0 CDR	$734,477,882.36	6.222 354 5	0.06944	0.057
	Recovery	0 months
	Severity	0%
Tranche Balance Coupon Name	Principal Avg Dur Yield Spread Bench Window Life bp	Price %	$@1bp Accrued NetNet Int(M) (MM)	Dated Date	Notes
1AP 86,505.45 0.00000000	07/06 - 07/06 0.06944			01-Jun-06	XRS_PO
1AX 103,980.94 6.00000000	07/06 - 07/06 0.06944			01-Jun-06	NTL_IO
11PT 40,246,982.00 5.00000000	07/06 - 07/06 0.06944			01-Jun-06	FIX
1SUBS 29,375,656.91 5.97159040	07/06 - 07/06 0.06944			01-Jun-06	WAC
12PT 151,772,961.00 5.50000000	07/06 - 07/06 0.06944			01-Jun-06	FIX
13PT 320,787,286.00 6.00000000	07/06 - 07/06 0.06944			01-Jun-06	FIX
14PTA 176,831,811.00 6.50000000	07/06 - 07/06 0.06944			01-Jun-06	FIX
14PTM 15,376,680.00 6.50000000	07/06 - 07/06 0.06944			01-Jun-06	FIX
Yield Curve
Mat 3MO 6MO 2YR 5YR 10YR 30YR
Yld 3.564 3.816 4.059 4.074 4.171 4.366

Deal Summary Report	jpmmt06s2_p2_arb2
Assumptions	Collateral
Settlement 30-Jun-2006	Prepay	300 PSA	Balance	WAC WAM Age	WAL	Dur
1st Pay Date 25-Jul-2006	Default	0 CDR	$208,446,455.89	5.874 174 5	4.25509	3.455
	Recovery	0 months
	Severity	0%
Tranche Balance Coupon Name	Principal Avg Dur Yield Spread Bench Window Life bp	Price %	$@1bp Accrued NetNet Int(M) (MM)	Dated Date	Notes
2AP 88,522.19 0.000000000	07/06 - 08/20 3.81705			01-Jun-06	XRS_PO
2AX 1,426,304.33 6.000000000	07/06 - 02/21 4.31592			01-Jun-06	NTL_IO
21PT 60,302,296.00 5.000000000	07/06 - 02/21 4.12514			01-Jun-06	FIX
2SUBS 4,167,159.57 5.616591965	07/06 - 02/21 7.22546			01-Jun-06	WAC
22PT 143,888,478.14 5.875000000	07/06 - 02/21 4.22380			01-Jun-06	FIX
Yield Curve
Mat 3MO 6MO 2YR 5YR 10YR 30YR
Yld 2.854 3.204 3.649 3.883 4.186 4.532

Deal Summary Report	jpmmt06s2_p3_arb1
Assumptions	Collateral
Settlement 30-Jun-2006	Prepay	300 PSA	Balance	WAC WAM Age	WAL	Dur
1st Pay Date 25-Jul-2006	Default	0 CDR	$384,211,009.54	6.547 359 1	5.73859
	Recovery	0 months
	Severity	0%
Tranche Balance Coupon Name	Principal Avg Dur Yield Spread Bench Window Life bp	Price %	$@1bp Accrued NetNet Int(M) (MM)	Dated Date	Notes
3AX 637,212.88 6.000000000	07/06 - 06/36 5.82648			01-Jun-06	NTL_IO
31PT 157,892,728.58 6.000000000	07/06 - 05/36 5.54639			01-Jun-06	FIX
3SUBS 13,447,385.33 6.287070902	07/06 - 06/36 10.52984			01-Jun-06	WAC
32PT 212,870,895.63 6.500000000	07/06 - 06/36 5.57848			01-Jun-06	FIX
Yield Curve
Mat 3MO 6MO 2YR 5YR 10YR 30YR
Yld 2.854 3.204 3.649 3.883 4.186 4.532